To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Alessandro Gomes Resende, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1; 2; 3; 20; 21; 22; 23; 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 09, 2024.

/s/ Alessandro Gomes Resende

Alessandro Gomes Resende

Mining Rights and Mine Closure Manager

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Arnor Barbosa de Couto Junior, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 4, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 10th, 2024.

/s/ Arnor Barbosa de Couto Junior

Arnor Barbosa de Couto Junior

Vale Qualified Professional for Iron Ore and Manganese Mineral Reserves Specialist

PQR CBRR #021102

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Evandro Machado da Cunha Filho, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1; 2; 5; 6; 7; 8; 9; 11; 20; 21; 22; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 8th, 2024.

/s/ Evandro Machado da Cunha Filho

Evandro Machado da Cunha Filho

Specialist Geologist, MAusIMM #230.572

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Hely Simões Gurgel, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1,2,10,14,20,21,22,23,24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

2024 April 10th

/s/ Hely Simões Gurgel

Hely Simões Gurgel

Process Development Specialist Engineer

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Luciano Souza Castro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

f)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

g)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

h)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

i)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

j)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1; 2; 4; 12; 13; 20; 21; 22; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 10, 2024.

/s/ Luciano Souza Castro

Luciano Souza Castro

Engenheiro Especialist

Long-Term Production Planning Management

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Teófilo Aquino Vieira da Costa, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 7, 14, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

April, 09, 2024.

/s/ Teófilo Aquino Vieira da Costa

Teófilo Aquino Vieira da Costa

PQR CBRR #021109

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Wagner José de Castro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2023, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3/A of Vale S.A. (No. 333-271248) and Vale Overseas Limited (No. 333-271248-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-276867); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1; 2; 4; 12; 13; 20; 21; 22; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

2024 April, 10th

/s/ Wagner José de Castro

Wagner José de Castro